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                                                                       EXHIBIT 1

                          HOUSEHOLD INTERNATIONAL, INC.
                          HOUSEHOLD FINANCE CORPORATION

             8.875% ADJUSTABLE CONVERSION-RATE EQUITY SECURITY UNITS




                             Underwriting Agreement



                                October 24, 2002

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Dear Sirs:

     Household International, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein to enter into the Purchase Contracts (the "Purchase Contracts") with you as the Underwriter (the "Underwriter"). The Purchase Contracts are evidenced by the Unit Certificates and are referred to in the Purchase Contract Agreement, to be dated as of October 30, 2002 (the "Purchase Contract Agreement"), between the Company and The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), underlying an aggregate of 20,000,000 8.875% Adjustable Conversion-Rate Equity Security Units with a stated amount of $25 (the "Firm Units"). In connection therewith, Household Finance Corporation, a Delaware corporation ("Household Finance"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriter $500,000,000 aggregate principal amount of 8.875% senior notes due February 15, 2008 (the "Senior Notes"). The Senior Notes will be issued pursuant to an Indenture, dated as of November 1, 1994 (the "Base Indenture"), between Household Finance and The Bank of New York (the "Trustee"), as supplemented by the First Supplemental Indenture, to be dated as of October 30, 2002 (the "First Supplemental Indenture and, together with the Base Indenture, the "Indenture") between Household Finance and the Trustee.

     In connection with the Purchase Contract Agreement, pursuant to the Pledge Agreement, to be dated as of October 30, 2002 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and JP Morgan Chase Bank as collateral agent, custodial agent and securities intermediary (the "Collateral Agent"), the Senior Notes issued hereunder initially will be pledged by the Purchase Contract Agent on behalf of the holders of the Units to secure such holders' obligations to the Company under the Purchase Contracts underlying such Units. The rights to purchase newly issued Common Stock, par value $1.00 per share ("Common Stock"), of the Company (the "Issuable Common Shares") under a Purchase Contract, together with an ownership interest in a Pledged Note or Pledged Treasury Consideration or a Pledged Treasury Security securing such Purchase Contract, subject to (a) the obligations owed to the Company

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under such Purchase Contract and (b) the pledge arrangements under the Pledge
Agreement securing the foregoing obligations, collectively constitute a unit (a "Unit"). Unless the context otherwise requires, for purposes of this Agreement, the act of entering into a Purchase Contract underlying a Unit and purchasing a Senior Note underlying a Unit shall be referred to as a "purchase" of such Unit. In addition to the purchase of Firm Units, subject to the terms and conditions herein, the Company proposes to grant the Underwriter an option to purchase up to 3,000,000 additional Units (the "Optional Units"). The Firm Units and any Optional Units purchased by the Underwriter are herein called the "Units".

          Concurrently with the public offering of the Units, the Company is making a public offering of 18,700,000 shares of Common Stock (the "Shares"), by means of a separate prospectus (the "Common Shares Prospectus") and pursuant to a separate underwriting agreement (the "Common Shares Underwriting Agreement"). The Closing under this Agreement is not conditioned on the closing under the Common Shares Underwriting Agreement.

          Capitalized terms used herein without definition shall be used as defined in the Purchase Contract Agreement (as defined herein).

          1. The Company represents and warrants to, and agrees with, the Underwriter that:

          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-60510) (the "Initial Registration Statement") relating to securities of the Company, including the Purchase Contracts and the Issuable Common Shares (collectively, the "Securities"), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act") and has filed such amendments thereto as may have been required to the date hereof. The Company has also filed a registration statement under Rule 462(b) under the 1933 Act to increase the amount of securities of the Company available for offering (the "462(b) Registration Statement"). Such Initial Registration Statement, as amended, has been declared effective by the Commission, and the 462(b) Registration Statement became effective upon filing, and no stop order suspending the effectiveness of either registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; the various parts of the Initial Registration Statement and the 462(b) Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statements at the time such part of such registration statements became effective; are hereinafter collectively referred to as the "Registration Statement" the prospectus related to the Securities, in the form in which it has most recently been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the 1933 Act, as of the date of such Prospectus; any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any documents filed after the date of such Prospectus, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and




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     incorporated by reference in the Prospectus; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus and the Senior Notes Prospectus as together amended or supplemented in a combined prospectus supplement relating to the Securities and the Senior Notes, respectively, in the form in which such combined prospectus supplement is filed with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus and in the Prospectus as amended or supplemented, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented;

          (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K or Form 10-K/A), at the time it became effective, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, at the time the Registration Statement became effective did not, as amended or supplemented as of the date hereof does not, and as amended or supplemented at the Time of Delivery (as hereinafter defined) will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use in the Prospectus as amended or supplemented;



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          (d) The financial statements included in the Registration Statement and Prospectus present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement or Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved;

          (e) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in or affecting the general affairs or management or the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise otherwise than as set forth or contemplated in the Prospectus;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise;

          (g) Each subsidiary of the Company which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the rules and regulations promulgated under the 1933 Act (a "Significant Subsidiary") has been duly incorporated or organized and is validly existing as a corporation or other corporate entity in good standing, if applicable, under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each such Significant Subsidiary owned by the Company, directly or




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     through its subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

          (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent repurchases under the Company's stock repurchase program and subsequent issuances pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities referred to in the Prospectus); the Issuable Common Shares have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus or to any amended or supplemented description of the Common Stock contained in a then effective report or registration statement filed pursuant to the 1934 Act; and all corporate action required to be taken for the authorization, issue and sale of the Issuable Common Shares has been validly and sufficiently taken, and the Issuable Common Shares will conform in all material respects to the statements relating thereto contained in the Prospectus as amended or supplemented;

          (i) The Units have been duly authorized and, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; at the First Time of Delivery, the Units will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; and the issuance of the Units is not subject to preemptive or other similar rights;

          (j) The Purchase Contracts underlying the Units have been duly authorized by the Company, and, when duly executed, authenticated and delivered as provided herein and in the Purchase Contract Agreement, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be in the form contemplated by, and will be entitled to the benefits of, the Purchase Contract Agreement; at the First Time of Delivery, the Purchase Contracts will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

          (k) The Remarketing Agreement to be entered into by the Company, Household Finance, the Purchase Contract Agent and the Remarketing Agent, has been duly authorized by the Company and, when executed and delivered by the Company, will be duly executed and delivered by the Company; and at the time of such execution and





                                      -5-
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     delivery, the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

          (l) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting part of such Units, a valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

          (m) The Units and the Issuable Common Shares have been approved for listing on the New York Stock Exchange (the "Exchange"), subject to notice of issuance, and at each Time of Delivery, the Units issued at or prior to such Time of Delivery, and the Issuable Common Shares relating to such Units, upon notice of issuance, will be listed on the Exchange;

          (n) The issue and sale of the Securities, the compliance by the Company with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act or state securities or Blue Sky laws;

          (o) The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such certificates, authorities or permits which are not material to such conduct of their business, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;



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

          (p) There are no legal or governmental proceedings pending, other than those referred to in the Prospectus, to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

          (q) To the best of the Company's knowledge, KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the 1933 Act and the rules and regulations of the Commission thereunder.

          (r) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

     2. Household Finance represents and warrants to, and agrees with, the Underwriter that:

          (a) Household Finance has filed with the Commission a registration statement on Form S-3 (Registration No. 333-61964) relating to securities of Household Finance, including the Senior Notes, and the offering thereof from time to time in accordance with Rule 415 under the 1933 Act and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; the various parts of such registration statement including all exhibits thereto, but excluding the Form T-1, and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part thereof became effective, being hereinafter referred to as the "Senior Notes Registration Statement," the prospectus related to the Senior Notes, in the form in which it has most recently been filed, or transmitted for filing with the Commission on or prior to the date of this Agreement, being hereinafter called the "Senior Notes Prospectus"; any reference herein to the Senior Notes Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the 1933 Act, as of the date of such Senior Notes Prospectus; any reference to any amendment or supplement to the Senior Notes Prospectus shall be deemed to refer to and include any documents filed after the date of such Senior Notes Prospectus, under the 1934 Act, and incorporated by reference in the Senior Notes Prospectus; any reference to any amendment to the Senior Notes Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Senior Notes Registration Statement that is incorporated by reference in the Senior Notes Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Senior



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     Notes Prospectus and the Prospectus (as defined in Section 1(a)) as together amended or supplemented in a combined prospectus supplement relating to the Senior Notes and the Securities, respectively, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the 1933 Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Senior Notes Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Senior Notes Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Household Finance by the Underwriter expressly for use in the Prospectus as amended or supplemented;

          (c) The Senior Notes Registration Statement and the Senior Notes Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; the Senior Notes Registration Statement and any amendment thereof (including the filing of any annual report on Form 10-K or Form 10-K/A), at the time it became effective, did not contain an untrue statement of the material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Senior Notes Prospectus, at the time the Senior Notes Registration Statement became effective did not, as of the date hereof does not and as of the Time of Delivery will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Household Finance by the Underwriter expressly for use in the Prospectus as amended or supplemented;

          (d) The financial statements included in the Senior Notes Registration Statement present fairly the financial position of Household Finance and its subsidiaries as of the dates indicated and the results of their operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved;

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          (e) Since the date of the latest audited financial statements included or incorporated by reference in the Senior Notes Prospectus there has not been any material change in the capital stock or long-term debt of Household Finance (except for changes resulting from the purchase by Household Finance of its outstanding securities for sinking fund purposes) or any material adverse change in the general affairs or management or the consolidated financial position, shareholders' equity or results of operations of Household Finance and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (f) Household Finance and its Significant Subsidiaries are validly organized and existing corporations under the laws of their respective jurisdictions of incorporation; and Household Finance and its significant subsidiaries are duly authorized under statutes which regulate the business of insurance or the business of making loans or of financing the sale of goods (commonly called "small loan laws," "consumer finance laws," or "sales finance laws"), or are permitted under the general interest statutes and related laws and court decisions, to conduct in the various jurisdictions in which they do business the respective businesses therein conducted by them as described in the Senior Notes Prospectus, except where failure to be so authorized or permitted will not have a material adverse effect on the business or consolidated financial condition of Household Finance and its subsidiaries taken as a whole;

          (g) There are no legal or governmental proceedings pending, other than those referred to in the Senior Notes Prospectus, to which Household Finance or any of its subsidiaries is a party or of which any property of Household Finance or any of its subsidiaries is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of Household Finance and its subsidiaries taken as a whole; and, to the best of Household Finance's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (h) The Senior Notes have been duly authorized, and, when issued and delivered pursuant to this Agreement and the Indenture will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of Household Finance entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee thereunder, the Indenture will constitute a valid and legally binding instrument enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity; and the Senior Notes and the Indenture conform to the descriptions thereof in the Senior Notes Prospectus, and will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

          (i) The issue and sale of the Senior Notes and compliance by Household Finance with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Household Finance or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Household Finance or any of its subsidiaries is a party or by which Household Finance or any of its subsidiaries may be bound or to which any of the property or assets of Household Finance or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to Household Finance and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of Household Finance or any of its subsidiaries or any statute or any order, rule or regulation applicable to Household Finance or any of its subsidiaries of any court or of any Federal, State or other regulatory authority or other governmental body having jurisdiction over Household Finance or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of Senior Notes or the consummation of the other transactions contemplated in this Agreement or the Indenture except such as may be required under the 1933 Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or State securities or Blue Sky laws;

          (j) The Remarketing Agreement to be entered into by the Company, Household Finance, the Purchase Contract Agent and the Remarketing Agent, has been duly authorized by Household Finance and, when executed and delivered by Household Finance, will be duly executed and delivered by Household Finance; and at the time of such execution and delivery, the Remarketing Agreement will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; and

          (k) To the best of Household Finance's knowledge, KPMG LLP, who have certified certain financial statements of Household Finance and its subsidiaries, are independent public accountants as required by the 1933 Act and the rules and regulations of the Commission thereunder.

          (l) Household Finance is not and, after giving effect to the offering and sale of the Senior Notes, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          3. Subject to the terms and conditions herein set forth, for a purchase price per Unit of $24.25 (a) the Company and the Underwriter agree to enter into Purchase Contracts underlying the 20,000,000 Firm Units and (b) Household Finance agrees that it will issue and sell to the Underwriter, and the Underwriter agrees to purchase from Household Finance, the principal amount of Senior Notes underlying the Firm Units. Subject to terms and conditions herein set forth, in the event and to the extent that the Underwriter shall exercise the election to enter into additional Purchase Contracts underlying the Optional Units as provided below, (i) the

Company and the Underwriter agree to enter into that number of additional Purchase contracts as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Purchase Contracts) and (ii) Household Finance agrees that it will issue and sell to the Underwriter and the Underwriter agrees to purchase from Household Finance at the purchase price set forth in clause (a) of this Section 3, an aggregate amount of Senior notes underlying such additional Purchase Contracts.

     The Company hereby grants to the Underwriter the right to enter into, at its election, Purchase Contracts underlying up to 3,000,000 Optional Units and Household Finance hereby grants the Underwriter the right to purchase from Household Finance at its election up to an aggregate of $75,000,000 principal amount of Senior Notes underlying such Optional Units, for the sole purpose of covering overallotments in the sale of the Firm Units; provided, however, that the Underwriter may exercise such overallotment elections only in integral multiples of 40 Optional Units. Any such election to enter into such additional Purchase Contracts and purchase such Senior Notes may be exercised only by written notice from you to the Company and Household Finance setting forth the aggregate number of such additional Purchase Contracts to be entered into and principal amount of Senior Notes to be purchased and the date on which the related Optional Units are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you, the Company and Household Finance otherwise agree in writing, earlier than two or later than ten business days after the date of such notice provided that in no event shall such date of delivery be later than the date 12 days following the First Time of Delivery.

     The Underwriter agrees to pledge, through the Purchase Contract Agent, to the Collateral Agent, on behalf of the initial purchasers of the Units, the Senior Notes underlying the Firm Units and the Optional Units with respect to which the Company and the Underwriter have entered into Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent in New York by the Underwriter of the Senior Notes to be pledged at the appropriate Time of Delivery in accordance with the Pledge Agreement.

          4. Upon the authorization by you of the release of the Firm Units, the Underwriter proposes to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          (a) The Underwriter agrees that it will not offer, sell or deliver any of the Units in any jurisdiction outside the United States except under circumstances that will result in compliance by the Company, Household Finance and the Underwriter with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Units in such jurisdictions. The Underwriter understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. The Underwriter agrees not to cause any advertisement of the Units to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Units, except in any case with the underwriter's express written consent and then only at its own expense.

          (b) The Underwriter represents, warrants and agrees that: (i) they have not offered or sold and, prior to the expiry of a period of six months from the closing of the offering of the Units, will not offer or sell any Units to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) they have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Units in circumstances in which section 21(1) of the FSMA does not apply to the Company; and (iii) they have complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Units in, from or otherwise involving the United Kingdom.

          5. The Units to be purchased by the Underwriter hereunder, and in such denominations and registered in such names as the Underwriter may request upon at least forty-eight hours prior notice to the Company, shall be delivered by or on behalf of the Company to the Underwriter, against payment by the Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company to the Underwriter at least forty-eight hours in advance. The time and date of such delivery and payment shall be 9:00 a.m., Chicago time, on October 30, 2002, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery is herein called the "Time of Delivery." Such Units will be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of the Depository Trust Company or its designated custodian. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          6. The Company agrees with the Underwriter:

               (i) To prepare the Prospectus as amended or supplemented in a form approved by you and to transmit for filing such Prospectus pursuant to Rule 424(b) under the 1933 Act so that it is reasonably expected that such Prospectus will be filed not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to

          Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company or Household Finance shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (iii) To furnish you with copies of the Prospectus as amended or supplemented in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended or supplemented in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to further amend or supplement the Prospectus as then amended or supplemented or to file under the 1934 Act any document incorporated by reference in the Prospectus in order to comply with the 1933 Act, the 1934 Act or the Trust Indenture Act, to notify you and to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus as amended or supplemented, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act;

               (iv) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act) an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

               (v) During the period beginning from the date hereof and continuing to and including the date ninety (90) days thereafter not to offer, sell, contract to sell, pledge, grant any option to purchase, hedge, make any short sale or otherwise dispose of any common stock, equity-linked securities or units (including the related purchase contracts), or any securities of the Company or Household Finance that are substantially similar to common stock, equity-linked securities or units (including the related purchase contracts), or any options or warrants to purchase any common stock, equity-linked securities or units (including the related purchase contracts), or any securities convertible into exchangeable for or that represent the right to receive common stock, equity-linked securities or units (other than the issuance of common stock of the Company to be offered and sold concurrently with this offering, pursuant to employee stock option or benefit plans, on the conversion of convertible securities outstanding on the date of this Agreement or in connection with any acquisition described in the Prospectus);

               (vi) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income and stockholders' equity and, as required, statements of cash flow or statement of changes in financial condition of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and

               (vii) To enter into the Remarketing Agreement with a nationally recognized investment banking firm at least one month prior to the Remarketing Date, such Remarketing Agreement to contain provisions that are consistent in all material respects with the descriptions in the Prospectus as amended or supplemented of the rights and obligations of each of the Company, Household Finance, the Purchase Contract Agent and the Remarketing Agent under the Remarking Agreement.

               (viii) To obtain and deliver to the Underwriter, within 14 days after the Time of Delivery, copies of an agreement executed by the directors and executive officers of the company, substantially to the effect as set forth in subsection 6(a)(v) hereof and in form and substance satisfactory to the Underwriter.

          (b) Household Finance agrees with the Underwriter:

               (i) To prepare the Prospectus as amended or supplemented in a form approved by you and to transmit for filing the Prospectus as amended and supplemented pursuant to Rule 424(b) under the 1933 Act so that it is reasonably expected that the Prospectus as amended or supplemented will be filed not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, to make no further amendment or any supplement to the Senior Notes Registration Statement or Prospectus as amended or supplemented prior to the Time of Delivery which shall be disapproved by the Underwriter promptly after reasonable notice thereof; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Senior Notes Registration Statement has been filed or becomes effective or any supplement to the Senior Notes Prospectus or any amended Senior Notes Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by Household Finance with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Prospectus as amended or supplemented and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Senior Notes; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Senior Notes Prospectus, of the suspension of the qualification of the Senior Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Senior Notes Registration Statement or Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Senior Notes Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Senior Notes for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Senior Notes, provided that in connection therewith Household Finance shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (iii) To furnish you with copies of the Prospectus as amended or supplemented relating to the Senior Notes in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended or supplemented in connection with the offering or sale of the Senior Notes and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus as amended or supplemented is delivered, not misleading, or, if for any other reason it shall be necessary during such period to further amend or supplement the Prospectus as then amended or supplemented or to file under the 1934 Act any document incorporated by reference in the Senior Notes Prospectus in order to comply with the 1933 Act, the 1934 Act or the Trust Indenture Act, to notify you and to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Senior Notes Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Senior Notes at any time nine months or more after the time of issue of the Prospectus as amended or supplemented, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the 1933 Act; and

               (iv) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Senior Notes Registration Statement (as defined in Rule 158(c) under the 1933 Act) an earning statement of Household Finance and its subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of Household Finance, Rule 158).

          7. The Company and Household Finance each covenant and agree with the Underwriter that the Company and/or Household Finance will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and Household Finance's counsel and accountants in connection with the registration of the Securities and the Senior Notes under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, Prospectus, the Senior Notes Registration Statement and the Senior Notes Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of processing and reproducing this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Senior Notes; (iii) all expenses in connection with the qualification of the Securities and Senior Notes for offering and sale under state securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky survey;
(iv) the cost of preparing the Securities and the Senior Notes and any certificates thereof; (v) the cost and charges of any transfer agent or registrar; (vi) the fees and expenses of the Trustee under the Indenture, and any agent of the Trustee, and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the

Senior Notes; (vii) the fees and expenses of the Purchase Contract Agent under the Purchase Contract Agreement and the Collateral Agent under the Pledge Agreement; and (viii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 9 and Section 11 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Units by it, and any advertising expenses connected with any offers it may make.

          8. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and Household Finance herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and Household Finance shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented relating to the Securities and the Senior Notes shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act within the applicable time period prescribed for such filing by the rules and regulations under the 1933 Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) McDermott, Will & Emery, counsel for the Underwriter, or other counsel acceptable to you, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company and Household Finance, the validity of the Units, the Senior Notes and the Issuable Common Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, the Senior Notes Registration Statement and the Senior Notes Prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company and Household Finance shall have furnished to you his written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company and Household Finance each have been duly incorporated and are validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) (a) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;.

                    (b) Household Finance has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the outstanding shares of its common stock have been duly and validly authorized and issued, are fully paid and nonassessable and are owned of record and beneficially by the Company;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

               (iv) Each Significant Subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or other corporate entity in good standing, if applicable, under the laws of its jurisdiction of incorporation or organization; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (v) This Agreement has been duly authorized, executed and delivered by each of the Company and Household Finance;

               (vi) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (vii) The Purchase Contracts underlying the Units being delivered at the Time of Delivery have been duly authorized, by the Company and constitute valid and binding agreements of the Company enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law;

               (viii) The certificates evidencing the Units being delivered at the Time of Delivery have been duly authorized, executed, authenticated, issued and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles; the Units will not be subject to the preemptive rights of any stockholder of the Company; the Units conform as to legal matters in all material respects with the description thereof in the Prospectus, as amended or supplemented, and any further amendment or supplement thereto;

               (ix) the Issuable Common Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Purchase Contracts, the Purchase Contract Agreement and the Pledge Agreement, will be duly and validly issued, fully paid and nonassessable; the Issuable Common Shares conform in all material respects to the description of the Common Stock contained in the Prospectus, and any further amendment or supplement thereto;

               (x) To the best of such counsel's knowledge and other than as set forth in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xi) The issue and sale of the Securities by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to the Company and its subsidiaries considered as one enterprise), nor will such action result in any violation of the provisions of the Certificate of Incorporation of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

               (xii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the Senior Notes or the consummation by the Company or Household Finance of the transactions contemplated by this Agreement, except the registration under the 1933 Act of the Securities and the Senior Notes, and such consents, approvals, authorizations, registrations or qualifications which may be required under state securities or

          Blue Sky laws in connection with the purchase and distribution of the Securities and the Senior Notes by the Underwriter;

               (xiii) The Indenture has been duly authorized, executed and delivered by Household Finance and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of Household Finance, enforceable against Household Finance in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

               (xiv) The Senior Notes being delivered at such Time of Delivery have been duly authorized, executed, authenticated, issued and delivered by Household Finance and constitute valid and legally binding obligations of Household Finance, enforceable against Household Finance in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Senior Notes are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented;

               (xv) The issue and sale of the Securities and the Senior Notes, and the compliance of Household Finance with all of the provisions of this Agreement and the consummation of the transactions herein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Household Finance or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument, known to such counsel to which Household Finance or any of its subsidiaries is a party or by which Household Finance or any of its subsidiaries may be bound or to which any of the property or assets of Household Finance or any of its subsidiaries is subject (except for conflicts, breaches and defaults which would not, individually or in the aggregate, be materially adverse to Household Finance and its subsidiaries taken as a whole or materially adverse to the transactions contemplated by this Agreement), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of Household Finance or any of its subsidiaries or, to the best of such counsel's knowledge, any statute or any order, rule or regulation applicable to Household Finance or any of its subsidiaries of any court or of any Federal, State or other regulatory authority or other governmental body having jurisdiction over Household Finance or any of its subsidiaries; and no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body is required for the issue and sale of the Senior Notes or the consummation of the other transactions contemplated in this Agreement, except the registration under the 1933 Act of the Securities and the Senior Notes, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the public offering of the Senior Notes by the Underwriter.

               (xvi) The Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or law;

               (xvii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act, the 1934 Act or the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xviii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express not opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

               (xix) The documents incorporated by reference in the Senior Notes Prospectus as amended or supplemented or any further amendment or supplement thereto made by Household Finance prior to the Time of Delivery (other than the financial statements and related schedules therein and Form T-1, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act, the 1934 Act or the Trust Indenture Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xx) The Senior Notes Registration Statement and the Senior
          Notes Prospectus and any further amendments and supplements thereto made by Household Finance prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Senior Notes Registration Statement or any further amendment thereto made by Household Finance prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express not opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Senior Notes Prospectus as amended or supplemented or any further amendment or supplement thereto made by Household Finance prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Senior Notes Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Senior Notes Registration Statement or required to be incorporated by reference into the Senior Notes Prospectus or required to be described in the Senior Notes Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

          (d) On the date of this Agreement and at the Time of Delivery, KPMG LLP or other independent certified public accountants acceptable to the Underwriter shall have furnished to you a letter or letters, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the respective dates of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its subsidiaries considered as one enterprise, otherwise than as set forth as contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (f) On or after the date hereof no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act;

          (g) On or after the date hereof no downgrading shall have occurred in the rating accorded Household Finance's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act;

          (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in the Company's Common Stock or in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Illinois declared by either Federal or state authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or any other calamity or crisis, if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended and supplemented; and

          (i) Each of the Company and Household Finance shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and Household Finance satisfactory to you as to the accuracy of the representations and warranties of the Company and Household Finance herein at and as of such Time of Delivery, as to the performance by the Company and Household Finance of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such matters as you may reasonably request.

          9. (a) The Company and Household Finance will, jointly and severally, indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the Senior Notes Registration Statement or the Senior Notes Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor Household Finance shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in Registration Statement, the Senior Notes Registration Statement, the Prospectus or the Senior Notes Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or Household Finance by the Underwriter expressly for use therein.

          (b) The Underwriter will indemnify and hold harmless the Company and Household Finance against any losses, claims, damages or liabilities to which the Company or Household Finance may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the Senior Notes Registration Statement or the Senior Notes Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Senior Notes Registration Statement, the Prospectus or the Senior Notes Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or Household Finance by the Underwriter expressly for use therein; and will reimburse the Company or Household Finance for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
     (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Household Finance, on the one hand, and the Underwriter on the other, from the offering of the Units and the Senior Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Household Finance, on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Household Finance, on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units and the Senior Notes purchased under this Agreement (before deducting expenses) received by the Company and Household Finance bear to the total underwriting discounts and commissions received by the Underwriter with respect to the Units and Senior Notes purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus and the Senior Notes Prospectus as amended or supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and Household Finance, on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Household Finance and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Units and the Senior Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company and Household Finance under this
     Section 9 shall be in addition to any liability which the Company or Household Finance may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls the Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriter under this Section 9 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or Household Finance and to each person, if any, who controls the Company or Household Finance within the meaning of the 1933 Act.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company, Household Finance and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of any Underwriter, or the Company or Household Finance, or any officer or director or controlling person of the Company or Household Finance, and shall survive delivery of and payment for the Units.

          11. If the Units to be delivered at the Time of Delivery are not purchased by the Underwriter because a condition precedent specified in Section 8(i) is not satisfied, neither the Company nor Household Finance shall then be under liability to the Underwriter except as provided in Section 7 and Section 9 hereof; but, if for any other reason, any Units are not delivered by or on behalf of the Company or Household Finance as provided herein, the Company and Household Finance will reimburse the Underwriter for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Units and Senior Notes not so delivered, but the Company and Household Finance shall then be under no further liability to the Underwriter in respect of the Units and Senior Notes not so delivered except as provided in Section 7 and Section 9 hereof.

          12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention:
Secretary; and if to Household Finance shall be delivered or sent by mail, telex or facsimile transmission to the address of Household Finance set forth in the Senior Notes Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, Household Finance and, to the extent provided in Sections 9 and 10 hereof, the officers and directors of the Company and Household Finance and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter, the Company and Household Finance.

                                        Very truly yours,
                                        Household International, Inc.


                                        By:
                                           -------------------------------------
                                            Name:  David A. Schoenholz
                                            Title: President and Chief Operating
                                                   Officer

                                        Household Finance Corporation


                                        By:
                                           -------------------------------------
                                            Name:  Steven L. McDonald
                                            Title: Executive Vice President,
                                                   Chief Accounting Officer and
                                                   Controller



Accepted as of the date hereof:



--------------------------------------
(Goldman, Sachs & Co.)







(Underwriting Agreement - Household International, Inc./Household Finance Corporation - 10/24/02)

                                                                         Annex I

          Pursuant to Section 8(e) of the Underwriting Agreement, KPMG LLP shall furnish a letter or letters to the Underwriter to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to be believe that:

               (A) the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applied to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of the most recent date for which unaudited consolidated financial statements of the Company are available, there have been any changes in the consolidated long-term debt of the Company and its subsidiaries or any changes in consolidated stockholders' equity, or total assets or other items specified by the Underwriter, or any changes in any other items specified by the Underwriter in each case as compared with amounts shown in the latest audited balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest audited financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any changes in consolidated net revenues, net income after provision for credit losses or the total or primary or fully diluted per share amounts of consolidated net income or other items specified by the Underwriter, or any changes in any other items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriter or in documents incorporated by reference in the Prospectus specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

          (vi) In their opinion, the financial statements and any supplementary financial information and schedules examined by them and included or incorporated by reference in the Senior Notes Registration Statement or the Senior Notes Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder;

          (vii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of Household Finance for the five most recent fiscal years included or incorporated by reference in Item 6 of Household Finance's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in Household Finance's Annual Reports on Form 10-K for such fiscal years;

          (viii) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements of Household Finance and its subsidiaries, inspection of the minute books of Household Finance and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Senior Notes Prospectus, inquiries of officials of Household Finance and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to be believe that:

               (A) the unaudited condensed consolidated statement of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in Household Finance's Quarterly Reports on Form 10-Q incorporated by reference in the Senior Notes Prospectus, if any, do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applied to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of cash flows included or incorporated by reference in Household Finance's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Senior Notes Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in Household Finance's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Senior Notes Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Senior Notes Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in Household Finance's Annual Report on Form 10-K for the most recent year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Senior Notes Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of the most recent date for which unaudited consolidated financial statements of Household Finance are available, there have been any changes in the consolidated long-term debt of Household Finance and its subsidiaries or any changes in consolidated stockholders' equity, or total assets or other items specified by the Underwriter, or any changes in any other items specified by the Underwriter in each case as compared with amounts shown in the latest audited balance sheet included or incorporated by reference in the Senior Notes Prospectus, except in each case for changes, increases or decreases which the Senior Notes Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest audited financial statements included or incorporated by reference in the Senior Notes Prospectus to the specified date referred to in Clause (E) there were any changes in consolidated net revenues, net income after provision for credit losses or the total or primary or fully diluted per share amounts of consolidated net income or other items specified by the Underwriter, or any changes in any other items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for increases or decreases which the Senior Notes Prospectus discloses have occurred or may occur or which are described in such letter; and

          (ix) In addition to the examination referred to in their report(s) included or incorporated by reference in the Senior Notes Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter which are derived from the general accounting records of Household Finance and its subsidiaries, which appear in the Senior Notes Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Senior Notes Registration Statement specified by the Underwriter or in documents incorporated by reference in the Senior Notes Prospectus specified by the Underwriter, and have compared certain of such amounts, percentages and financial information with the accounting records of Household Finance and its subsidiaries and have found them to be in agreement.




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